                                                       Exhibit 99.1


News Release
For Immediate Release

        THE BANK OF NEW YORK COMPANY, INC. REPORTS RECORD OPERATING RESULTS;
              13% INCREASE IN SECOND QUARTER EARNINGS PER SHARE;
         16% INCREASE IN SECOND QUARTER EPS FROM CONTINUING OPERATIONS;
            SIGNIFICANT OPERATING LEVERAGE; RETURN ON EQUITY 18.2%


NEW YORK, N.Y., July 19, 2006 -- The Bank of New York Company, Inc. (NYSE: BK) reported today second quarter net income of $448 million and diluted earnings per share of 59 cents, compared with net income of $398 million and diluted earnings per share of 52 cents in the second quarter of 2005, up 13%, and net income of $422 million and diluted earnings per share of 55 cents in the first quarter of 2006. Year-to-date net income was $870 million, or $1.13 of diluted earnings per share, compared to $777 million, or $1.00 of diluted earnings per share in 2005.

     On April 8, 2006, the Company entered into a definitive agreement with JPMorgan Chase to acquire its corporate trust business, with JPMorgan Chase acquiring the Company's retail and regional middle market banking businesses. In the second quarter of 2006, the Company adopted discontinued operations accounting for its retail and regional middle market banking businesses. Therefore, the results from continuing operations exclude results of the Company's retail and regional middle market banking businesses but do not include the operations of the JPMorgan Chase corporate trust business, which is expected to be acquired in the fourth quarter. Adjusted financial statements combining continuing and discontinued operations are presented in "Supplemental Financial Information."

     Second quarter 2006 income from continuing operations increased to $391 million, or 52 cents of diluted earnings per share. This compares to income from continuing operations of $343 million, or 45 cents of diluted earnings per share in the second quarter of 2005, up 16%, and $360 million, or 47 cents of diluted earnings per share in the first quarter of 2006. On a year-to-date basis, income from continuing operations was $751 million, or 98 cents of diluted earnings per share, compared to $671 million, or 86 cents of diluted earnings per share in 2005, up 14%.

Performance Highlights

 * Significant positive operating leverage over year-ago and sequential periods.
 * Return on average common shareholders' equity of 18.2%.
 * Securities servicing fees up 17% versus the year ago quarter. The growth was led by strong performance in issuer services, broker-dealer services, investor services, and execution and clearing services.
 * Net interest income up 9% over last year's second quarter reflecting growth in deposits, particularly from the Company's corporate trust and custody businesses.
 * Foreign exchange and other trading revenues up 29% from the year ago quarter.
 * Private banking and asset management revenues up 23% from the year ago quarter, reflecting both acquisitions and growth at Ivy Asset Management.
 * Two major strategic transactions announced: the swap transaction with JPMorgan Chase and the formation of BNY ConvergEx, to better position the Company's execution business for future growth.

   "This record level of operating results and our strong earnings growth in the second quarter reflect excellent momentum across our businesses," stated Chairman and Chief Executive Officer Thomas A. Renyi. "We are generating attractive top-line growth and maintaining good expense control, resulting in positive operating leverage.

   "Equally important is the progress we made during the quarter to sharpen our focus, strengthen our business mix and improve the earnings potential of our franchise. Our agreement with JPMorgan Chase and the formation of BNY ConvergEx are bold, creative steps designed to accelerate growth and improve returns by expanding our fast-growing corporate trust business and repositioning the execution services business.

   "Taken together, our strong financial results and significant progress in enhancing the foundation of our Company establish the quarter as one of our most successful, and one that positions us very well for the future."

SUPPLEMENTAL FINANCIAL INFORMATION
----------------------------------

     On April 8, 2006, the Company entered into a definitive agreement with JPMorgan Chase to acquire its corporate trust business, with JPMorgan Chase acquiring the Company's retail and regional middle market banking businesses. The transaction further increases the Company's focus on the securities services and asset management and private banking businesses that are at the core of its long-term business strategy. The transaction has been approved by each company's board of directors and is expected to be completed early in the fourth quarter of 2006, subject to regulatory approvals.

     For the quarters and six months ended June 30, 2006 and 2005, the Company has prepared supplemental financial information as follows:

* Full income statement and balance sheet for continuing operations, which excludes the results of substantially all of Retail & Regional Middle Market Banking Business
* Full income statement and balance sheet for the Retail & Regional Middle Market Banking Business, which is reflected as discontinued operations
* Adjusted results, which combine continuing and discontinued operations to provide continuity with historical results

     The Company believes that providing supplemental adjusted non-GAAP financial information is useful to investors in understanding the underlying operational performance of the Company and its businesses and performance trends. Specifically, the Company believes that the results of continuing operations are of limited value in projecting future results because they do not include the net income associated with the acquisition of the JPMorgan Chase corporate trust business, planned to close early in the fourth quarter of 2006. By combining the results of continuing and discontinued operations and comparing the results with prior periods, the Company believes investors can obtain greater insight into the current performance of the Company in relation to historical results. Although the Company believes that the non-GAAP financial measures presented in this report enhance investors' understanding of the Company's business and performance, these non-GAAP measures should not be considered an alternative to GAAP. A reconciliation of the Company's adjusted and GAAP financial results for the quarters and six-month periods ended June 30, 2006 and 2005 are included in Appendix I.

     Income statements for both continuing operations and adjusted results are provided on the following two pages.


                                                THE BANK OF NEW YORK COMPANY, INC.
                                            Income Statement - Supplemental Information
                                               (In millions, except per share amounts)
                                                              (Unaudited)

                                                        Continuing Operations
                                 --------------------------------------------------------------------
                                              Quarter Ended                     Six Months Ended
                                    June 30,     March 31,    June 30,              June 30,
                                      2006         2006         2005          2006         2005
                                   ----------   ----------   ----------    ---------   ----------

Net Interest Income                     $ 358       $  339      $  329          $ 697       $  650
-------------------
Provision for Credit Losses                (1)           -          (3)            (1)         (20)
                                        ------      ------      ------          -----       ------
Net Interest Income After
    Provision for
      Credit Losses                       359          339         332            698          670
                                        ------      ------      ------          -----       ------

Noninterest Income
------------------
Servicing Fees
 Securities                               909          831         775          1,740        1,525
 Global Payment Services                   63           62          67            125          133
                                        ------      ------      ------          -----       ------
                                          972          893         842          1,865        1,658
Private Banking and
  Asset Management Fees                   138          130         112            268          224
Service Charges and Fees                   53           52          64            105          118
Foreign Exchange and Other
  Trading Activities                      130          113         101            243          193
Securities Gains                           23           17          23             40           35
Other                                      50           56          52            106           82
                                        ------      ------      ------          -----       ------
    Total Noninterest Income            1,366        1,261       1,194          2,627        2,310
                                        ------      ------      ------          -----       ------

Noninterest Expense
-------------------
Salaries and Employee Benefits            656          604         581          1,260        1,138
Net Occupancy                              68           68          65            136          124
Furniture and Equipment                    48           51          49             99           98
Clearing                                   53           50          42            103           88
Sub-custodian Expenses                     36           34          24             70           47
Software                                   53           55          55            108          107
Communications                             22           26          21             48           43
Amortization of Intangibles                15           13          10             28           18
Other                                     183          164         174            347          329
                                        ------      ------      ------          -----       ------
    Total Noninterest Expense           1,134        1,065       1,021          2,199        1,992
                                        ------      ------      ------          -----       ------
Income Before Income Taxes                591          535         505          1,126          988
Income Taxes                              200          175         162            375          317
                                        ------      ------      ------          -----       ------
Net Income                              $ 391        $ 360       $ 343          $ 751        $ 671
----------                              ======       =====       =====          =====        =====

Diluted Earnings Per Share              $0.52        $0.47       $0.45          $0.98        $0.86


     Diluted earnings per share from continuing operations for the second quarter of 2006 were 52 cents, up 16% from 45 cents a year ago. For the year-to-date period, diluted earnings per share grew 14% to 98 cents from a year ago.

                                                        THE BANK OF NEW YORK COMPANY, INC.
                                                 Income Statement - Supplemental Information
                                                    (In millions, except per share amounts)
                                                                 (Unaudited)


                                                        Adjusted Income Statement (1)
                                 ------------------------------------------------------------------
                                              Quarter Ended                     Six Months Ended
                                    June 30,     March 31,    June 30,               June 30,
                                      2006         2006         2005            2006         2005
                                   ---------     ---------    --------       ---------------------

Net Interest Income                     $ 512        $ 488       $ 470         $1,000        $ 925
-------------------
Provision for Credit Losses                 -            5           5              5           (5)
                                        -----        -----       -----         ------        -----
Net Interest Income After
    Provision for
      Credit Losses                       512          483         465            995          930
                                        -----        -----       -----         ------        -----

Noninterest Income
------------------
Servicing Fees
 Securities                               909          831         775          1,740        1,525
 Global Payment Services                   70           70          76            140          151
                                        -----        -----       -----         ------        -----
                                          979          901         851          1,880        1,676
Private Banking and
  Asset Management Fees                   150          141         123            291          245
Service Charges and Fees                   91           89         103            180          195
Foreign Exchange and Other
  Trading Activities                      132          115         103            247          199
Securities Gains                           23           17          23             40           35
Other                                      51           69          53            120           84
                                        -----        -----       -----         ------        -----
    Total Noninterest Income            1,426        1,332       1,256          2,758        2,434
                                        -----        -----       -----         ------        -----
Noninterest Expense
-------------------
Salaries and Employee Benefits            723          668         640          1,391        1,258
Net Occupancy                              86           88          82            174          160
Furniture and Equipment                    50           53          51            103          103
Clearing                                   53           50          42            103           88
Sub-custodian Expenses                     36           34          24             70           47
Software                                   53           56          55            109          108
Communications                             23           27          22             50           45
Amortization of Intangibles                15           13          10             28           18
Other                                     209          189         197            398          373
                                        -----        -----       -----         ------        -----
    Total Noninterest Expense           1,248        1,178       1,123          2,426        2,200
                                        -----        -----       -----         ------        -----
Income Before Income Taxes                690          637         598          1,327        1,164
Income Taxes                              242          215         200            457          387
                                        -----        -----       -----         ------        -----
Net Income                              $ 448        $ 422       $ 398         $  870        $ 777
----------                              =====        =====       =====         ======        =====

Diluted Earnings Per Share              $0.59        $0.55       $0.52         $ 1.13        $1.00

(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.


     Diluted earnings per share from adjusted results for the second quarter of 2006 were 59 cents, up 13% from 52 cents a year ago. For the year-to-date period, diluted earnings per share grew 13% to $1.13 from a year ago.

SECURITIES SERVICING FEES

                                             Percent Inc/(Dec)
                                             -----------------  Year-to-date  Percent
                                             2Q06 vs. 2Q06 vs. --------------   Inc/
(In millions)            2Q06   1Q06   2Q05    1Q06    2Q05     2006    2005   (Dec)
                        ------ ------ ------ -------- -------- ------  ------ -------
Execution and
 Clearing Services      $  334 $  339 $  294      (1)%     14% $  673  $  587     15%

Issuer Services            207    154    159      34       30     361     298     21

Investor Services          302    277    265       9       14     579     528     10

Broker-Dealer Services      66     61     57       8       16     127     112     13
                        ------ ------ ------                   ------  ------
Securities
  Servicing Fees        $  909 $  831 $  775       9       17  $1,740  $1,525     14
                        ====== ====== ======                   ======  ======

     Double-digit securities servicing fee growth over the second quarter and year-to-date periods of 2005 reflects strong performance in all securities servicing businesses. On a sequential-quarter basis, fees were up significantly, reflecting seasonally strong issuer services and good growth in broker-dealer services and investor services.

     Execution and clearing fees increased from the second quarter and year-to-date periods of 2005, reflecting growth in value-added fees at Pershing and stronger global transition management and cross-border trading activity in execution services. On a sequential basis, execution and clearing fees were down slightly, as good organic growth in fees at Pershing largely offset the full quarter impact of the previously disclosed loss of a significant customer. Excluding the impact of this customer, total active accounts and customer assets at Pershing increased sequentially by 4% and 3%, respectively. The execution and clearing businesses include institutional agency brokerage, electronic trading, transition management services, independent research and, through Pershing, correspondent clearing services such as clearing, execution, financing, and custody for introducing broker-dealers.

     Issuer services fees increased substantially versus the year-ago periods and on a sequential quarter basis. This quarter's results were the best ever for the depositary receipt business, which is typically strong in the second quarter due to the timing of foreign dividend payments. This quarter further benefited from both a higher level of net issuance, reflecting the continued growth in cross-border investing activity, as well as increased corporate actions related to mergers, acquisitions and spin-offs. Growth in corporate trust revenues was primarily attributable to activity in structured and global trust products. Issuer services includes corporate trust, depository receipts, employee investment plan services, stock transfer, and credit-related services.

     Investor services fees increased from the year-ago quarter because of higher volumes within securities lending and higher custody fees, reflecting improvements in cross-border transaction volumes and market price levels as well as new business. Sequential performance reflects improved securities lending fees and higher global fund services and custody fees. Investor services includes global fund services, global custody, securities lending, global liquidity services and outsourcing.

     Broker-dealer services fees improved versus the year-ago and sequential periods as a result of strong performance in domestic and global collateral management fees, an increase in transaction volumes and strong net new business flows.

NONINTEREST INCOME

Continuing Operations
---------------------

                                             Percent Inc/(Dec)
                                             -----------------   Year-to-date  Percent
                                             2Q06 vs.  2Q06 vs. --------------   Inc/
(In millions)            2Q06   1Q06   2Q05    1Q06      2Q05    2006    2005   (Dec)
                        ------ ------ ------ --------  -------  ------  ------ -------
Servicing Fees
  Securities            $  909 $  831 $  775       9%      17%  $1,740  $1,525     14%
  Global Payment
   Services                 63     62     67       2       (6)     125     133     (6)
                        ------ ------ ------                    ------  ------
                           972    893    842       9       15    1,865   1,658     12
Private Banking
 and Asset Management
 Fees                      138    130    112       6       23      268     224     20
Service Charges and Fees    53     52     64       2      (17)     105     118    (11)
Foreign Exchange and
 Other Trading Activities  130    113    101      15       29      243     193     26
Securities Gains            23     17     23      35        -       40      35     14
Other                       50     56     52     (11)      (4)     106      82     29
                        ------ ------ ------                    ------  ------
Total Noninterest
  Income                $1,366 $1,261 $1,194       8       14   $2,627  $2,310     14
                        ====== ====== ======                    ======  ======

Adjusted
--------

                                             Percent Inc/(Dec)
                                             -----------------   Year-to-date  Percent
                                             2Q06 vs.  2Q06 vs. --------------   Inc/
(In millions)            2Q06   1Q06   2Q05    1Q06      2Q05    2006    2005   (Dec)
                        ------ ------ ------ --------  -------  ------  ------ -------
Servicing Fees
  Securities            $  909 $  831 $  775       9%      17%  $1,740  $1,525     14%
  Global Payment
   Services                 70     70     76       -       (8)     140     151     (7)
                        ------ ------ ------                    ------  ------
                           979    901    851       9       15    1,880   1,676     12
Private Banking
 and Asset Management
 Fees                      150    141    123       6       22      291     245     19
Service Charges and Fees    91     89    103       2      (12)     180     195     (8)
Foreign Exchange and
 Other Trading Activities  132    115    103      15       28      247     199     24
Securities Gains            23     17     23      35        -       40      35     14
Other                       51     69     53     (26)      (4)     120      84     43
                        ------ ------ ------                    ------  ------
Total Noninterest
  Income                $1,426 $1,332 $1,256       7       14   $2,758  $2,434     13
                        ====== ====== ======                    ======  ======

     Unless otherwise indicated, the discussion below refers to noninterest income on both a continuing operations basis and on an adjusted basis.

     The increase in noninterest income versus the second quarter of 2005 and the prior quarter reflects positive revenue trends in securities servicing, foreign exchange and other trading, and private banking and asset management. The increase on a year-to-date basis in noninterest income primarily reflects increases in securities servicing, foreign exchange and other trading, private banking and asset management, securities gains, and other income.

     On a continuing operations basis, global payment services fees decreased from the second quarter and year-to-date periods of 2005 but increased slightly on a sequential-quarter basis. The decline from last year reflects customers paying with higher compensatory balances in lieu of fees. The sequential quarter increase primarily reflects growth from U.S. financial institutions.
On an invoiced services basis, total revenue was up 6% over the second quarter of 2005 and 5% on a sequential-quarter basis. Performance trends on an adjusted basis were relatively consistent with the continuing operations basis.

     Private banking and asset management fees increased significantly from the second quarter and year-to-date periods of 2005 primarily due to acquisitions and higher fees in private banking. On a sequential-quarter basis, growth is attributable to higher fees at Ivy Asset Management and Alcentra as well as the full quarter impact of the Urdang acquisition, which closed on March 2, 2006. Total assets under management for private banking and asset management were $116 billion, up from $105 billion at June 30, 2005 and $113 billion at March 31, 2006.

     Service charges and fees were down from the second quarter and year-to-date periods of 2005 reflecting lower capital markets activity.
On a sequential-quarter basis, service charges and fees were up reflecting higher underwriting fees.

     Foreign exchange and other trading revenues were up significantly from the second quarter and year-to-date periods of 2005. Foreign exchange was up from the 2005 periods and sequentially due to higher customer volumes driven by cross-border investment flows, good new business activity, and increased volatility. Other trading was up from the 2005 periods and sequentially primarily due to stronger results in equity and interest rate derivatives, and in fixed income trading.

      Securities gains in the second quarter were flat with the year-ago quarter and up significantly on a sequential-quarter basis. The gains in the quarter were primarily attributable to exceptionally strong returns on investments in the sponsor fund portfolio. Securities gains were up in the first six months of 2006 versus a year ago reflecting favorable market conditions and liquidity in the private equity markets.

     Other noninterest income on an adjusted basis decreased slightly versus the second quarter of 2005 and was down from the first quarter of 2006. The first quarter of 2006 includes a pre-tax gain of $31 million related to the conversion of the Company's New York Stock Exchange seats into cash and shares of NYSE. The year-to-date period of 2005 includes a $17 million gain on the sale of the Company's interest in Financial Models Company, Inc.

NET INTEREST INCOME

Continuing Operations
---------------------

                                      Percent Inc/(Dec)  Year-to-date
                                      ----------------- -------------  Percent
(Dollars in millions)                 2Q06 vs. 2Q06 vs.  2006   2005     Inc/
                     2Q06  1Q06  2Q05   1Q06     2Q05                   (Dec)
                     ----  ----  ---- ----------------- -------------  --------
Net Interest Income  $358  $339  $329     6%       9%   $  697 $  650        7%
Tax Equivalent
  Adjustment*           7     7     6                       14     13
                     ----  ----  ----                   ------ ------
Net Interest Income
  on a Tax Equivalent
  Basis              $365  $346  $335     5        9    $  711 $  663        7
                     ====  ====  ====                   ====== ======
Net Interest Rate
 Spread              1.29% 1.37% 1.54%                    1.33%  1.60%
Net Yield on Interest
 Earning Assets      1.95  1.95  2.01                     1.95   2.03

*  See Note (1)


Adjusted
--------

                                      Percent Inc/(Dec)  Year-to-date
                                      ----------------   ------------  Percent
(Dollars in millions)                 2Q06 vs. 2Q06 vs.  2006   2005     Inc/
                     2Q06  1Q06  2Q05   1Q06     2Q05                   (Dec)
                     ----  ----  ---- ----------------   ------------  -------
Net Interest Income  $512  $488  $470     5%       9%   $1,000 $  925        8%
Tax Equivalent
  Adjustment*           9     7     7                       15     14
                     ----  ----  ----                   ------ ------
Net Interest
 Income on a Tax
 Equivalent Basis    $521  $495  $477     5        9    $1,015 $  939        8
                     ====  ====  ====                   ====== ======
Net Interest Rate
 Spread              1.65% 1.73% 1.86%                    1.70%  1.90%
Net Yield on Interest
 Earning Assets      2.36  2.35  2.34                     2.35   2.35

*  See Note (1)


     Net interest income on a continuing operations basis and on an adjusted basis increased from the year ago quarter reflecting higher interest earning assets and the higher value of interest-free balances in a rising rate environment. Net interest income increased on a sequential-quarter basis reflecting an increase in interest earning assets due to higher foreign deposits, principally in the Company's corporate trust and custody businesses, one additional day in the quarter, and a $6 million impact of a cumulative adjustment in the Company's reserve position with the Federal Reserve in the first quarter of 2006. On a year-to-date basis, net interest income increased reflecting the same factors impacting the quarterly results.

NONINTEREST EXPENSE AND INCOME TAXES

Continuing Operations
---------------------

                                              Percent Inc/(Dec)
                                              -----------------  Year-to-date  Percent
                                              2Q06 vs. 2Q06 vs. --------------   Inc/
(In million)              2Q06   1Q06   2Q05   1Q06     2Q05     2006    2005   (Dec)
                         ------ ------ ------ -------- -------- ------  ------ -------
Salaries and
  Employee Benefits      $  656 $  604 $  581      9%      13%  $1,260  $1,138    11%
Net Occupancy                68     68     65      -        5      136     124    10
Furniture and Equipment      48     51     49     (6)      (2)      99      98     1
Clearing                     53     50     42      6       26      103      88    17
Sub-custodian Expenses       36     34     24      6       50       70      47    49
Software                     53     55     55     (4)      (4)     108     107     1
Communications               22     26     21    (15)       5       48      43    12
Amortization
 of Intangibles              15     13     10     15       50       28      18    56
Other                       183    164    174     12        5      347     329     5
                         ------ ------ ------                   ------  ------
Total Noninterest
   Expense               $1,134 $1,065 $1,021      6       11   $2,199  $1,992    10
                         ====== ====== ======                   ======  ======



Adjusted
--------

                                              Percent Inc/(Dec)
                                              -----------------  Year-to-date  Percent
                                              2Q06 vs. 2Q06 vs. --------------   Inc/
(In million)              2Q06   1Q06   2Q05   1Q06     2Q05     2006    2005   (Dec)
                         ------ ------ ------ -------- -------- ------  ------ -------
Salaries and
  Employee Benefits      $  723 $  668 $  640      8%      13%  $1,391  $1,258    11%
Net Occupancy                86     88     82     (2)       5      174     160     9
Furniture and Equipment      50     53     51     (6)      (2)     103     103     -
Clearing                     53     50     42      6       26      103      88    17
Sub-custodian Expenses       36     34     24      6       50       70      47    49
Software                     53     56     55     (5)      (4)     109     108     1
Communications               23     27     22    (15)       5       50      45    11
Amortization
 of Intangibles              15     13     10     15       50       28      18    56
Other                       209    189    197     11        6      398     373     7
                         ------ ------ ------                   ------  ------
Total Noninterest
   Expense               $1,248 $1,178 $1,123      6       11   $2,426  $2,200    10
                         ====== ====== ======                   ======  ======




     Unless otherwise indicated, the discussion below refers to noninterest expense on both a continuing operations basis and on an adjusted basis.

     Noninterest expense was up compared with the second quarter of 2005 and the first quarter of 2006. The increase versus the year-ago quarter reflects increased staffing costs associated with new business and acquisitions, and higher incentive compensation as well as higher pension expenses.

     Relative to the year-ago periods and sequentially, salaries and benefits rose as a result of: a charge of $12 million associated with the implementation of SFAS 123(R) related to the retirement provisions of equity compensation programs; higher incentive compensation related to revenue growth; acquisitions; and increased severance, temporary help, and medical costs.
Pension expense was also higher on a year-over-year basis.   Severance expense
in the second quarter of 2006 included $5 million related to the businesses being sold as part of the transaction with JPMorgan Chase.

     Clearing and sub-custodian expenses were higher year-over-year and on a sequential-quarter basis reflecting increased transaction volumes.

     Other expenses were higher compared with the second quarter and year-to-date periods of 2005 reflecting higher costs for advertising, travel and entertainment, employment agency fees, as well as vendor services related expenses associated with business growth. On a sequential-quarter basis, other expenses in the second quarter of 2006 increased due to higher Depository Trust Company expense, consulting, travel, and employment agency fees.

     The effective tax rate for the second quarter of 2006 on a continuing operations basis was 33.8%, compared to 32.1% in the second quarter of 2005 and 32.7% in the first quarter of 2006. The effective tax rate for the six-month period ended June 30, 2006 was 33.3% compared with 32.1% for the six-month period ended June 30, 2005. The effective tax rate for the second quarter of 2006 on an adjusted basis was 35.1%, compared to 33.4% in the second quarter of 2005 and 33.8% in the first quarter of 2006. The effective tax rate for the six-month period ended June 30, 2006 was 34.4% compared with 33.2% for the six-month period ended June 30, 2005. The increases on a year-over-year basis primarily reflect lower expected Section 29 tax credits related to synthetic fuels. The sequential quarter increase also reflects a non-recurring
$5 million negative impact from the loss of foreign sales corporation benefits on certain leveraged leases as a result of recent legislation.

CAPITAL


     The Company repurchased 10.3 million shares in the second quarter of 2006. Included in the buyback were 10.0 million shares that were repurchased on April 3, 2006 through the previously disclosed accelerated share repurchase program.

     The Company's Tier 1 capital and Total Capital ratios were 7.95% and 12.05% at June 30, 2006, compared with 8.07% and 12.49% at June 30, 2005 and
8.28% and 12.44% at March 31, 2006.  The leverage ratio was 6.22% at
June 30, 2006, compared with 6.55% at June 30, 2005 and 6.51% at March 31, 2006. The Company's tangible common equity as a percentage of total assets was 5.07% at June 30, 2006, compared with 5.26% at June 30, 2005 and 5.42% at March 31, 2006.

     Return on average common equity for the second quarter of 2006 was 18.17%, compared with 17.12% in the second quarter of 2005 and 17.31% in the first quarter of 2006.

     Return on average assets for the second quarter of 2006 was 1.63%, compared with 1.59% in the second quarter of 2005 and 1.61% in the first quarter of 2006.

CREDIT PERFORMANCE

     The Company's loan portfolio continues to experience high credit quality.

     The provision for credit losses for the second quarter of 2006 on a continuing operations basis was a credit of $1 million, compared with a credit of $3 million for the second quarter of 2005 and zero in the first quarter of 2006. Charge-offs in the second quarter of 2006 on a continuing operations basis were a recovery of $7 million, compared with charge-offs of $6 million in the second quarter of 2005 and a recovery of $3 million in the first quarter of 2006. The allowance for credit losses on a continuing operations basis was $480 million at June 30, 2006, compared with $601 million at June 30, 2005 and $474 million at March 31, 2006.

     The provision for credit loss for the second quarter of 2006 on an adjusted basis was zero, compared with a provision of $5 million in the second quarter of 2005 and first quarter of 2006. Charge-offs in the second quarter of 2006 on an adjusted basis were a recovery of $1 million, compared with charge-offs of $11 million in the second quarter of 2005 and $4 million in the first quarter of 2006. The allowance for credit losses on an adjusted basis was $567 million at June 30, 2006, compared with $710 million at June 30, 2005 and $566 million at March 31, 2006.

OTHER DEVELOPMENTS

     On July 11, 2006, the Board of Directors raised the quarterly dividend by 5% to 22 cents per share payable August 4, 2006 to shareholders of record on July 26, 2006.

     The Company was active in redeploying capital during the quarter to sharpen its focus, strengthen its business mix and enhance its long-term growth prospects. In addition to the swap transaction with JPMorgan Chase, the Company announced on June 30, 2006 that it agreed to join forces with Eze Castle Software and GTCR Golder Rauner, LLC, a private equity firm, to form a new company called BNY ConvergEx Group. BNY ConvergEx Group will bring together BNY Securities Group's trade execution, commission management, independent research and transition management business with Eze Castle Software, a leading provider of trade order management and related investment technologies. This transaction enables the Company to achieve several objectives including repositioning its execution services business for faster growth and enhancing the product offering for the Company's client base, while allowing the Company to withdraw capital committed to the business. The new firm is expected to be established by September or October, pending regulatory approval. The Bank of New York Company's Pershing subsidiary, a leading global provider of clearing and financial services outsourcing, is not included in this transaction.

     On June 12, 2006, the Company acquired the bond administration business of TD Banknorth, N.A. The TD Banknorth portfolio includes bond trustee, paying/fiscal agent, master trustee, transfer agent and registrar appointments. The transaction involves the purchase of approximately 350 bond trusteeships and agency appointments, representing $5.2 billion of principal debt outstanding for an estimated 230 clients.

CONFERENCE CALL INFORMATION

     Thomas A. Renyi, chairman and chief executive officer, and Bruce W. Van Saun, vice chairman and chief financial officer, will review the quarterly results in a live conference call and audio webcast today at 8:00 a.m. EDT.

     The presentation will be accessible:

* From the Company's website at www.bankofny.com/earnings and
* By telephone at (888) 677-2456 within the United States or (517) 623-4161 internationally; the passcode is "The Bank of New York."
* A replay of the call will be available through the Company's website and also by telephone at (888) 562-4353 within the United States or
  (402) 530-7645 internationally.

    The Bank of New York Company, Inc. (NYSE: BK) is a global leader in providing a comprehensive array of services that enable institutions and individuals to move and manage their financial assets in more than 100 markets worldwide. The Company has a long tradition of collaborating with clients to deliver innovative solutions through its core competencies: securities servicing, treasury management, asset management, and private banking. The Company's extensive global client base includes a broad range of leading financial institutions, corporations, government entities, endowments and foundations. Its principal subsidiary, The Bank of New York, founded in 1784, is the oldest bank in the United States and has consistently played a prominent role in the evolution of financial markets worldwide. Additional information is available at www.bankofny.com.

                             ***************************

FORWARD LOOKING STATEMENTS

     All statements in this press release other than statements of historical fact are forward looking statements including, among other things, projections with respect to revenue and earnings and the Company's plans and objectives and as such are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward looking statements. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses and the ConvergEx transaction, the completion and timing of proposed transactions, the level of capital market and trading activity, changes in customer credit quality, market performance, the effects of capital reallocation, portfolio performance, changes in regulatory expectations and standards, ultimate differences from management projections or market forecasts, the actions that management could take in response to these changes and other factors described under the heading "Forward Looking Statements and Risk Factors That Could Affect Future Results" in the Company's 2005 Form 10-K and First Quarter 2006 Form 10-Q, which have been filed with the SEC and are available at the SEC's website (www.sec.gov).

Forward looking statements speak only as of the date they are made. The Company will not update forward looking statements to reflect factual assumptions, circumstances or events that have changed after a forward looking statement was made.

(Financial highlights and detailed financial statements are attached.)

Contact Information

Media:                                             Investors:
---------                                          -------------
R. Jeep Bryant, MD                                 Joseph F. Murphy, MD
(212) 635-1569                                     (212) 635-7740

                                                   Kenneth A. Brause, MD
                                                   (212) 635-1578

Notes:

(1) A number of amounts related to net interest income are presented on a "tax equivalent basis". The Company believes that this presentation provides comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards.

(2) Operating leverage is measured by comparing the rate of increase in revenue to the rate of increase in expenses. The chart below shows the computation of operating leverage. The operating column for 2006 excludes one-time costs associated with SFAS 123(R) and certain costs resulting from the application of discontinued operations accounting. The Company believes excluding these costs provides the reader with supplemental information with which to assess the Company's future performance.




Operating Leverage


(Dollars in million)
                                       Continuing Operations                                     Adjusted (a)
                    ------------------------------------------------------ ---------------------------------------------------
                              Operating                        Operating            Operating                        Operating
                    2Q 2006   2Q 2006(b)   2Q 2005  % Change   % Change(b)  2Q2006  2Q2006(c) 2Q 2005   % Change   % Change(c)
                    -------   ---------    -------  --------   ----------  -------  --------  --------  --------   -----------
Noninterest Income  $ 1,366   $ 1,366     $ 1,194      14.4%        14.4%  $ 1,426  $ 1,426   $ 1,256      13.5%         13.5%

Net Interest Income     358       358         329       8.8          8.8       512      512       470       8.9           8.9

Total Revenue         1,724     1,724       1,523      13.2         13.2     1,938    1,938     1,726      12.3          12.3

Total Expense         1,134     1,122       1,021      11.1          9.9     1,248    1,231     1,123      11.1           9.6

Operating Leverage                                      2.1%         3.3%                                   1.2%          2.7%
                                                       =====        =====                                  =====         =====





(Dollars in million)
                                       Continuing Operations                                     Adjusted (a)
                    -----------------------------------------------------  ---------------------------------------------------
                              Operating                        Operating            Operating                        Operating
                    2Q 2006   2Q 2006(b)   1Q 2006  % Change   % Change(b)  2Q2006  2Q2006(c) 1Q 2006   % Change   % Change(c)
                    -------   ---------    -------  --------   ----------  -------  --------  --------  --------   -----------
Noninterest Income  $ 1,366   $ 1,366     $ 1,261       8.3%         8.3%  $ 1,426  $ 1,426   $ 1,332       7.1%          7.1%

Net Interest Income     358       358         339       5.6          5.6       512      512       488       4.9           4.9

Total Revenue         1,724     1,724       1,600       7.8          7.8     1,938    1,938     1,820       6.5           6.5

Total Expense         1,134     1,122       1,065       6.5          5.4     1,248    1,231     1,178       5.9           4.5

Operating Leverage                                      1.3%         2.4%                                   0.6%          2.0%
                                                       =====        =====                                  =====         =====

Operating Leverage


(Dollars in million)
                                       Continuing Operations                                     Adjusted (a)
                   ------------------------------------------------------  ----------------------------------------------------
                              Operating                        Operating            Operating                        Operating
                    YTD2006   YTD2006(b)   YTD2005  % Change   % Change(b) YTD2006  YTD2006(c) YTD2005   % Change   % Change(c)
                    -------   ---------    -------  --------   ----------  -------  --------   --------  --------   -----------
Noninterest Income  $ 2,627   $ 2,627      $ 2,310     13.7%        13.7%  $ 2,758  $ 2,758    $ 2,434      13.3%         13.3%

Net Interest Income     697       697          650      7.2          7.2     1,000    1,000        925       8.1           8.1

Total Revenue         3,324     3,324        2,960     12.3         12.3     3,758    3,758      3,359      11.9          11.9

Total Expense         2,199     2,187        1,992     10.4          9.8     2,426    2,409      2,200      10.3           9.5

Operating Leverage                                      1.9%         2.5%                                    1.6%          2.4%
                                                       =====        =====                                   =====         =====




    (a)	Adjusted combines continuing and discontinued operations.
    (b)	Operating excludes the $12 million impact related to SFAS 123(R).
    (c)	Operating excludes the $12 million impact related to SFAS 123(R) and charges and accounting changes resulting from the JPMorgan Chase transaction.



(3) The Company's record operating results in the second quarter of 2006 reflect net income of $448 million. The Company reported net income of $773 million in the third quarter of 1999. However, after excluding the $573 million gain on the sale of BNY Financial Corporation, operating net income in the third quarter of 1999 was $200 million.


                                             THE BANK OF NEW YORK COMPANY, INC.
                                             Consolidated Financial Highlights
                                      (Dollars in millions, except per share amounts)
                                                         (Unaudited)




                                            June 30,       March 31,       June 30,
Continuing Operations                         2006            2006            2005
---------------------                    -------------  --------------  -------------
Quarter
-------
Net Interest Income                       $        358   $         339   $        329
Noninterest Income                               1,366           1,261          1,194
                                          ------------   -------------   ------------
                                                 1,724           1,600          1,523
Tax Equivalent Adjustment                            7               7              6
                                          ------------   -------------   ------------
Revenue (tax equivalent basis)            $      1,731   $       1,607   $      1,529
                                          ============   =============   ============

Income from Continuing Operations
Before Income Taxes                       $        591   $         535   $        505
  Income Taxes                                     200             175            162
                                          ------------   -------------   ------------
Income from Continuing Operations                  391             360            343
Income from Discontinued Operations,
  Net of Taxes (1)                                  57              62             55
                                          ------------   -------------   ------------
Net Income                                $        448   $         422   $        398
                                          ============   =============   ============
Basic EPS:
 Income from Continuing Operations        $       0.52   $        0.47   $       0.45
 Income from Discontinued Operations, Net         0.07            0.08           0.07
 Net Income                                       0.59            0.55           0.52
Diluted EPS:
 Income from Continuing Operations                0.52            0.47           0.45
 Income from Discontinued Operations, Net         0.07            0.08           0.07
 Net Income                                       0.59            0.55           0.52

Cash Dividends Per Share                          0.21            0.21           0.20

Return on Average Common
 Shareholders' Equity                            15.85%          14.75%         14.74%
Return on Average Assets                          1.54            1.50           1.49

Efficiency Ratio                                  66.4            67.0           67.8



                                              THE BANK OF NEW YORK COMPANY, INC.
                                               Consolidated Financial Highlights
                                         (Dollars in millions, except per share amounts)
                                                           (Unaudited)




                                            June 30,       March 31,       June 30,
Continuing Operations                         2006            2006            2005
---------------------                     ------------   -------------  -------------
Year-to-date
------------
Net Interest Income                       $        697   $         339   $        650
Noninterest Income                               2,627           1,261          2,310
                                          ------------   -------------   ------------
                                                 3,324           1,600          2,960
Tax Equivalent Adjustment                           14               7             13
                                          ------------   -------------   ------------
Revenue (tax equivalent basis)            $      3,338   $       1,607   $      2,973
                                          ============   =============   ============
Income from Continuing Operations
  Before Income Taxes                     $      1,126   $         535   $        988
Income Taxes                                       375             175            317
                                          ------------   -------------   ------------
Income from Continuing Operations                  751             360            671
Income from Discontinued Operations,
  Net of Taxes (1)                                 119              62            106
                                          ------------   -------------   ------------
Net Income                                $        870   $         422   $        777
                                          ============   =============   ============
Basic EPS:
 Income from Continuing Operations        $       0.99   $        0.47   $       0.87
 Income from Discontinued Operations, Net         0.15            0.08           0.14
 Net Income                                       1.14            0.55           1.01
Diluted EPS:
 Income from Continuing Operations                0.98            0.47           0.86
 Income from Discontinued Operations, Net         0.15            0.08           0.14
 Net Income                                       1.13            0.55           1.00
Cash Dividends Per Share                          0.42            0.21           0.40



Return on Average Common
 Shareholders' Equity                            15.30%          14.75%         14.52%
Return on Average Assets                          1.52            1.50           1.48

Efficiency Ratio                                  66.7            67.0           67.8

Assets                                    $     99,935   $      94,851   $     94,370
Loans                                           35,650          32,191         32,950
Securities                                      27,355          27,190         25,691
Deposits - Domestic                             25,602          20,751         22,611
         - Foreign                              31,139          30,049         26,076
Long-Term Debt                                   8,207           8,309          7,586
Common Shareholders' Equity                     10,056          10,101          9,471

Employees                                       20,109          19,989         19,506

Allowance for Loan Losses as
 a Percent of Total Loans                         0.95%           1.04%          1.41%
Allowance for Loan Losses as
 a Percent of Non-Margin Loans                    1.10            1.24           1.72
Total Allowance for Credit Losses as
 a Percent of Total Loans                         1.35            1.47           1.82
Total Allowance for Credit Losses as
 a Percent of Non-Margin Loans                    1.57            1.76           2.23



(1) Discontinued operations includes Company's retail and regional middle market banking businesses expected to be sold to JPMorgan Chase & Co in the fourth quarter of 2006 in connection with the definitive agreement the Company entered into with JPMorgan Chase on April 8, 2006.

                                             THE BANK OF NEW YORK COMPANY, INC.
                                 Consolidated Financial Highlights - Supplemental Information
                                         (Dollars in millions, except per share amounts)
                                                           (Unaudited)

                                            June 30,       March 31,       June 30,
                                              2006           2006             2005
Adjusted Results                         -------------   -------------   ------------
----------------

Quarter
-------
Net Interest Income                       $        512   $         488   $        470
Noninterest Income                               1,426           1,332          1,256
                                          ------------   -------------   ------------
                                                 1,938           1,820          1,726
Tax Equivalent Adjustment                            9               7              7
                                          ------------   -------------   ------------
Revenue (tax equivalent basis)            $      1,947   $       1,827   $      1,733
                                          ============   =============   ============
Net Income                                $        448   $         422   $        398
Basic EPS                                         0.59            0.55           0.52
Diluted EPS                                       0.59            0.55           0.52
Cash Dividends Per Share                          0.21            0.21           0.20

Efficiency Ratio                                  64.9%           65.1%          65.7%

Year-to-date
------------
Net Interest Income                       $      1,000   $         488   $        925
Noninterest Income                               2,758           1,332          2,434
                                          ------------   -------------   ------------
                                                 3,758           1,820          3,359
Tax Equivalent Adjustment                           15               7             14
                                          ------------   -------------   ------------
Revenue (tax equivalent basis)            $      3,773   $       1,827   $      3,373
                                          ============   =============   ============

Net Income                                $        870   $         422   $        777
Basic EPS                                         1.14            0.55           1.01
Diluted EPS                                       1.13            0.55           1.00
Cash Dividends Per Share                          0.42            0.21           0.40

Efficiency Ratio                                  65.0%           65.1%          65.9%

Assets                                    $    108,881   $     103,611   $    103,063
Loans                                           43,622          40,054         40,681
Securities                                      27,459          27,288         25,779
Deposits - Domestic                             39,280          35,175         37,921
         - Foreign                              31,139          30,049         26,077
Long-Term Debt                                   8,207           8,309          7,586
Common Shareholders' Equity                     10,056          10,101          9,471

Allowance for Loan Losses as
 a Percent of Total Loans                         0.96%           1.05%          1.38%
Allowance for Loan Losses as
 a Percent of Non-Margin Loans                    1.08            1.21           1.62
Total Allowance for Credit Losses as
 a Percent of Total Loans                         1.30            1.41           1.75
Total Allowance for Credit Losses as
 a Percent of Non-Margin Loans                    1.47            1.63           2.05

Employees                                       23,575          23,500         22,993

                                               THE BANK OF NEW YORK COMPANY, INC.
                                               Consolidated Financial Highlights
                                        (Dollars in millions, except per share amounts)
                                                             (Unaudited)


                                            June 30,       March 31,       June 30,
                                              2006           2006             2005
                                         -------------   -------------   -------------
Assets Under Custody
---------------------
  (In trillions) - Estimated

Assets Under Custody                      $       12.0   $        11.3   $       10.3

 Equity Securities                                  32%             33%            35%
 Fixed Income Securities                            68              67             65

 Cross-Border Assets Under Custody        $        4.1   $         3.7   $        2.9

Assets Under Management
-----------------------
  (In billions)- Estimated
  Asset Management Sector                 $        116   $         113   $        105
       Equity Securities                        36              37             36
       Fixed Income Securities                  21              21             22
       Alternative Investments                  28              26             15
       Liquid Assets                            31              29             32
  Foreign Exchange Overlay                          11              11              8
  Securities Lending Short-term
    Investment Funds                                43              49             39
Total Assets Under Management             $        170   $         173   $        152


Capital Ratios - Estimated
--------------------------
Tier 1 Capital Ratio                              7.95%           8.28%          8.07%
Total Capital Ratio                              12.05           12.44          12.49
Leverage Ratio                                    6.22            6.51           6.55
Tangible Common Equity Ratio                      5.07            5.42           5.26


Performance Ratios
------------------

Quarter
-------
Return on Average Common
 Shareholders' Equity                            18.17%          17.31%         17.12%
Return on Average Assets                          1.63            1.61           1.59

Year-to-date
------------
Return on Average Common
 Shareholders' Equity                            17.74%          17.31%         16.82%
Return on Average Assets                          1.62            1.61           1.57

Other Data
----------
Common Shareholders'
  Equity Per Share                        $      14.15   $       13.09   $      12.29
Market Value Per Share
  of Common Stock                                32.20           36.04          28.78


                                                                THE BANK OF NEW YORK COMPANY, INC.
                                                                 Consolidated Statements of Income
                                                             (In millions, except per share amounts)
                                                                              (Unaudited)

                                                       For the three    For the six       Percent Inc/(Dec)
                                                       months ended     months ended      2Q06    YTD 2006
                                                          June 30,        June 30,          vs.      vs.
                                                       2006     2005     2006     2005    2Q05    YTD 2005
                                                      ------   ------   ------   ------   ----    --------
Interest Income
---------------
Loans                                                 $  350   $  243   $  660   $  476     44%      39%
Margin loans                                              85       62      162      117     37       38
Securities
  Taxable                                                280      193      545      359     45       52
  Exempt from Federal Income Taxes                         9       10       18       18    (10)       -
                                                      ------   ------   ------   ------
                                                         289      203      563      377     42       49
Deposits in Banks                                        120       67      206      138     79       49
Federal Funds Sold and Securities Purchased
  Under Resale Agreements                                 15       20       30       33    (25)      (9)
Trading Assets                                            51       39      102       61     31       67
                                                      ------   ------   ------   ------
    Total Interest Income                                910      634    1,723    1,202     44       43
                                                      ------   ------   ------   ------
Interest Expense
----------------
Deposits                                                 348      192      646      352     81       84
Federal Funds Purchased and Securities Sold
  Under Repurchase Agreements                             34        8       54       14    325      286
Other Borrowed Funds                                      22       13       42       20     69      110
Customer Payables                                         42       28       82       53     50       55
Long-Term Debt                                           106       64      202      113     66       79
                                                      ------   ------   ------   ------
    Total Interest Expense                               552      305    1,026      552     81       86
                                                      ------   ------   ------   ------
Net Interest Income
-------------------                                      358      329      697      650      9        7
Provision for Credit Losses                               (1)      (3)      (1)     (20)   (67)     (95)
                                                      ------   ------   ------   ------
Net Interest Income After Provision for Credit Losses    359      332      698      670      8        4
                                                      ------   ------   ------   ------
Noninterest Income
------------------
Servicing Fees
 Securities                                              909      775    1,740    1,525     17       14
 Global Payment Services                                  63       67      125      133     (6)      (6)
                                                      ------   ------   ------   ------
                                                         972      842    1,865    1,658     15       12
Private Banking and Asset Management Fees                138      112      268      224     23       20
Service Charges and Fees                                  53       64      105      118    (17)     (11)
Foreign Exchange and Other Trading Activities            130      101      243      193     29       26
Securities Gains                                          23       23       40       35      -       14
Other                                                     50       52      106       82     (4)      29
                                                      ------   ------   ------   ------
    Total Noninterest Income                           1,366    1,194    2,627    2,310     14       14
                                                      ------   ------   ------   ------
Noninterest Expense
-------------------
Salaries and Employee Benefits                           656      581    1,260    1,138     13       11
Net Occupancy                                             68       65      136      124      5       10
Furniture and Equipment                                   48       49       99       98     (2)       1
Clearing                                                  53       42      103       88     26       17
Sub-custodian Expenses                                    36       24       70       47     50       49
Software                                                  53       55      108      107     (4)       1
Communications                                            22       21       48       43      5       12
Amortization of Intangibles                               15       10       28       18     50       56
Other                                                    183      174      347      329      5        5
                                                      ------   ------   ------   ------
    Total Noninterest Expense                          1,134    1,021    2,199    1,992     11       10
                                                      ------   ------   ------   ------
Income from Continuing Operations before Income Taxes    591      505    1,126      988     17       14
 Income Taxes                                            200      162      375      317     23       18
                                                      ------   ------   ------   ------
Income from Continuing Operations                        391      343      751      671     14       12
                                                      ------   ------   ------   ------


                                                                THE BANK OF NEW YORK COMPANY, INC.
                                                                 Consolidated Statements of Income
                                                             (In millions, except per share amounts)
                                                                              (Unaudited)


                                                       For the three    For the six       Percent Inc/(Dec)
                                                       months ended     months ended      2Q06    YTD 2006
                                                          June 30,        June 30,          vs.      vs.
                                                       2006     2005     2006     2005    2Q05    YTD 2005
                                                      ------   ------   ------   ------  ------   --------
Discontinued Operations
 Income from Discontinued Operations                      99       93      201      176      6%      14%
 Income Taxes                                             42       38       82       70     11       17
                                                      ------   ------   ------   ------
Discontinued Operations, net                              57       55      119      106      4       12
                                                      ------   ------   ------   ------
Net Income                                            $  448   $  398   $  870   $  777     13       12
                                                      ======   ======   ======   ======
Per Common Share Data:
----------------------

Basic Earnings
  Income from Continuing Operations                   $ 0.52   $ 0.45   $ 0.99   $ 0.87     16       14
  Income from Discontinued Operations, Net              0.07     0.07     0.15     0.14      -        7
  Net Income                                            0.59     0.52     1.14     1.01     13       13

Diluted Earnings
  Income from Continuing Operations                   $ 0.52   $ 0.45   $ 0.98   $ 0.86     16       14
  Income from Discontinued Operations, Net              0.07     0.07     0.15     0.14      -        7
  Net Income                                            0.59     0.52     1.13     1.00     13       13

   Cash Dividends Paid                                  0.21     0.20     0.42     0.40      5        5
Diluted Shares Outstanding                               765      772      769      775     (1)      (1)


                                                             THE BANK OF NEW YORK COMPANY, INC.
                                                                   Consolidated Balance Sheets
                                                        (Dollars in millions, except per share amounts)
                                                                          (Unaudited)

                                                           June 30, 2006       December 31, 2005
                                                      ------------------       -----------------
Assets
------
Cash and Due from Banks                               $            3,010       $           2,882
Interest-Bearing Deposits in Banks                                11,978                   8,644
Securities
  Held-to-Maturity (fair value of $2,108 in 2006
    and $1,847 in 2005)                                            2,167                   1,872
  Available-for-Sale                                              25,188                  25,346
                                                      ------------------       -----------------
    Total Securities                                              27,355                  27,218
Trading Assets at Fair Value                                       6,065                   5,930
Federal Funds Sold and Securities Purchased
  Under Resale Agreements                                          2,235                   2,425
Loans (less allowance for loan losses of $337 in 2006
  and $326 in 2005)                                               35,313                  32,601
Premises and Equipment                                               963                     960
Due from Customers on Acceptances                                    210                     212
Accrued Interest Receivable                                          394                     363
Goodwill                                                           3,784                   3,510
Intangible Assets                                                    885                     811
Other Assets                                                       7,743                   7,710
Assets of Discontinued Operations Held for Sale                    8,946                   8,808
                                                      ------------------       -----------------
     Total Assets                                     $          108,881       $         102,074
                                                      ==================       =================
Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally domestic offices)   $           15,930       $          12,706
 Interest-Bearing
   Domestic Offices                                                9,958                  10,415
   Foreign Offices                                                30,853                  26,666
                                                      ------------------       -----------------
     Total Deposits                                               56,741                  49,787
Federal Funds Purchased and Securities
  Sold Under Repurchase Agreements                                 1,177                     834
Trading Liabilities                                                2,938                   2,401
Payables to Customers and Broker-Dealers                           6,638                   8,623
Other Borrowed Funds                                               1,026                     860
Acceptances Outstanding                                              210                     212
Accrued Taxes and Other Expenses                                   3,864                   4,123
Accrued Interest Payable                                             192                     172
Other Liabilities (including allowance for
  lending-related commitments of
  $143 in 2006 and $144 in 2005)                                   4,101                   2,697
Long-Term Debt                                                     8,207                   7,817
Liabilities of Discontinued Operations Held for Sale              13,731                  14,672
                                                      ------------------       -----------------
     Total Liabilities                                            98,825                  92,198
                                                      ------------------       -----------------
Shareholders' Equity
 Common Stock-par value $7.50 per share,
  authorized 2,400,000,000 shares, issued
  1,048,879,688 shares in 2006 and
  1,044,994,517 shares in 2005                                     7,867                   7,838
 Additional Capital                                                1,965                   1,826
 Retained Earnings                                                 7,636                   7,089
 Accumulated Other Comprehensive Income                             (231)                   (134)
                                                      ------------------       -----------------
                                                                  17,237                  16,619
 Less: Treasury Stock (285,896,449 shares in 2006
        and 273,662,218 shares in 2005), at cost                   7,174                   6,736
       Loan to ESOP (203,507 shares in 2006
        and 203,507 shares in 2005), at cost                           7                       7
                                                      ------------------       -----------------
     Total Shareholders' Equity                                   10,056                   9,876
                                                      ------------------       -----------------
     Total Liabilities and Shareholders' Equity       $          108,881       $         102,074
                                                      ==================       =================

------------------------------------------------------------------------------------------------
Note: The balance sheet at December 31, 2005 has been derived from the audited financial statements at that date.

                                                        THE BANK OF NEW YORK COMPANY, INC.
                                             Average Balances and Rates on a Taxable Equivalent Basis
                                                                  (Preliminary)
                                                               (Dollars in millions)

                                             For the three months          For the three months
                                             ended  June 30, 2006          ended  June 30, 2005
                                         ----------------------------   ---------------------------
                                          Average             Average   Average             Average
                                          Balance   Interest   Rate     Balance   Interest   Rate
                                         --------   --------  -------   -------   --------  -------
ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)                     $  12,432  $    120    3.88%  $   9,182  $     67    2.91%
Federal Funds Sold and Securities
 Purchased Under Resale Agreements           1,565        15    3.98       2,789        20    2.72
Margin Loans                                 5,506        85    6.20       6,341        62    3.93
Loans
 Domestic Offices                           16,786       193    4.59      15,133       137    3.64
 Foreign Offices                            11,317       157    5.56      10,141       106    4.19
                                         ---------  --------           ---------  --------
   Non-Margin Loans                         28,103       350    4.98      25,274       243    3.86
                                         ---------  --------           ---------  --------
Securities
 U.S. Government Obligations                   216         3    4.24         282         2    3.21
 U.S. Government Agency Obligations          4,009        46    4.60       3,804        38    3.95
 Obligations of States and
  Political Subdivisions                       109         2    8.13         148         3    8.52
 Other Securities                           18,848       245    5.21      15,499       166    4.29
 Trading Securities                          4,469        51    4.61       3,416        39    4.62
                                         ---------  --------           ---------  --------
   Total Securities                         27,651       347    5.03      23,149       248    4.26
                                         ---------  --------           ---------  --------
Total Interest-Earning Assets               75,257       917    4.88      66,735       640    3.83
                                                    --------           ---------  --------
Allowance for Credit Losses                   (344)                         (463)
Cash and Due from Banks                      3,089                         2,282
Other Assets                                18,391                        16,445
Assets of Discontinued Operations
 Held for Sale                              13,993       191    5.47      15,462       169    4.40
                                         ---------  --------           ---------   -------
   TOTAL ASSETS                          $ 110,386  $  1,108           $ 100,461   $   809
                                         =========  ========           =========   =======
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts              $   5,213  $     34    2.60%  $   6,363  $     25    1.57%
 Savings                                       456         2    2.01         666         1    0.92
 Certificates of Deposit
  $100,000 & Over                            4,105        52    5.05       3,054        24    3.10
 Other Time Deposits                           697         8    4.79         127         1    2.30
 Foreign Offices                            32,544       252    3.10      26,332       141    2.14
                                         ---------  --------           ---------  --------
  Total Interest-Bearing Deposits           43,015       348    3.24      36,542       192    2.10
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                                  2,893        34    4.62       1,152         8    2.58
Other Borrowed Funds                         2,323        22    3.82       1,954        13    2.65
Payables to Customers and Broker-Dealers     5,034        42    3.34       5,984        28    1.90
Long-Term Debt                               8,146       106    5.15       7,485        64    3.41
                                         ---------  --------           ---------  --------
  Total Interest-Bearing Liabilities        61,411       552    3.59      53,117       305    2.29
                                                    --------           ---------  --------
Noninterest-Bearing Deposits                10,869                         9,581
Other Liabilities                           14,231                        12,976
Common Shareholders' Equity                  9,882                         9,325
Liabilities of Discontinued Operations
 Held for Sale                              13,993        37    1.07      15,462        28    0.73
                                         ---------  --------           ---------  --------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                  $ 110,386  $    589           $ 100,461   $   333
                                         =========  =========          =========   =======
Net Interest Earnings
 and Interest Rate Spread                           $    365    1.29%             $    335    1.54%
                                                    ========  =======             ========  =======
Net Yield on Interest-Earning Assets                            1.95%                         2.01%
                                                              =======                       =======

                                                       THE BANK OF NEW YORK COMPANY, INC.
                                           Average Balances and Rates on a Taxable Equivalent Basis
                                                                   (Preliminary)
                                                               (Dollars in millions)

                                                  For the six months         For the six months
                                                 ended June 30, 2006        ended June 30, 2005
                                             --------------------------  --------------------------
                                             Average            Average  Average            Average
                                             Balance  Interest   Rate    Balance  Interest   Rate
                                             -------  --------  -------  -------  --------  -------
ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)                        $ 11,036  $    206    3.76%  $ 9,502  $    138    2.93%
Federal Funds Sold and Securities
 Purchased Under Resale Agreements             1,625        30    3.81     2,619        33    2.48
Margin Loans                                   5,580       162    5.87     6,374       117    3.70
Loans
 Domestic Offices                             15,983       360    4.51    14,933       275    3.69
 Foreign Offices                              11,142       300    5.44    10,221       201    3.97
                                            ---------  --------          --------  --------
   Non-Margin Loans                           27,125       660    4.89    25,154       476    3.81
                                            ---------  --------          --------  --------
Securities
 U.S. Government Obligations                     220         5    4.23       320         5    3.12
 U.S. Government Agency Obligations            3,981        90    4.53     3,554        69    3.85
 Obligations of States and
  Political Subdivisions                         113         5    8.09       153         6    8.36
 Other Securities                             18,963       477    5.03    15,009       310    4.14
 Trading Securities                            4,591       102    4.51     2,943        61    4.20
                                            ---------  --------          --------  --------
   Total Securities                           27,868       679    4.88    21,979       451    4.11
                                            ---------  --------          --------  --------
Total Interest-Earning Assets                 73,234     1,737    4.77    65,628     1,215    3.72
                                                       --------                    --------
Allowance for Credit Losses                     (497)                       (474)
Cash and Due from Banks                        3,676                       2,918
Other Assets                                  17,711                      16,281
Assets of Discontinued Operations
 Held for Sale                                14,147       376    5.36    15,503       327    4.26
                                            --------  --------          --------  --------
   TOTAL ASSETS                             $108,271  $  2,113          $ 99,856  $  1,542
                                            ========  ========          ========  ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate Accounts                 $  5,319  $     65    2.45%  $ 6,291  $     44    1.44%
 Savings                                         462         3    1.56       629         3    0.88
 Certificates of Deposit
  $100,000 & Over                              4,176       100    4.83     2,961        42    2.85
 Other Time Deposits                             799        18    4.56       133         2    2.07
 Foreign Offices                              31,388       460    2.96    25,900       261    2.03
                                            ---------  --------         --------- --------
  Total Interest-Bearing Deposits             42,144       646    3.09    35,914       352    1.98
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                                    2,432        54    4.45     1,270        14    2.18
Other Borrowed Funds                           2,153        42    3.91     1,890        20    2.12
Payables to Customers and Broker-Dealers       5,132        82    3.22     6,184        53    1.73
Long-Term Debt                                 8,079       202    4.98     7,047       113    3.21
                                            --------   -------          --------  --------
  Total Interest-Bearing Liabilities          59,940     1,026    3.44    52,305       552    2.12
                                                       -------                    --------
Noninterest-Bearing Deposits                  10,496                       9,694
Other Liabilities                             13,803                      13,041
Common Shareholders' Equity                    9,885                       9,313
Liabilities of Discontinued Operations
 Held for Sale                                14,147        73    1.04    15,503        52    0.68
                                            --------   -------          --------  --------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                     $108,271  $  1,099          $ 99,856  $    604
                                            ========  ========          ========  ========
Net Interest Earnings
 and Interest Rate Spread                             $    711    1.33%           $    663    1.60%
                                                      ========  =======           ========  =======
Net Yield on Interest-Earning Assets                              1.95%                       2.03%
                                                                =======                     =======

                                       THE BANK OF NEW YORK COMPANY, INC.
                                      Credit Loss Provision and Net Charge-Offs
                                                    (In millions)

                                                               Year-to-date
                                                             -----------------
                                 2Q06      1Q06      2Q05      2006     2005
                               -------   -------   -------   -------   -------
Provision
  Continuing Operations        $    (1)  $     -   $    (3)  $    (1)  $   (20)
  Discontinued Operations            1         5         8         6        15
                               -------   -------   -------   -------   -------
Total Provision                $     -   $     5   $     5   $     5   $    (5)
                               =======   =======   =======   =======   =======
Net Charge-offs:
  Commercial                   $     2   $     1   $    (2)  $     3   $    (2)
  Foreign                            4         2        (4)        6        (4)
  Other                              1         -         -         1         -
                               -------   -------   -------   -------   -------
  Total Continuing
    Operations                       7         3        (6)       10        (6)
                               -------   -------   -------   -------   -------
  Discontinued Operations           (6)       (7)       (5)      (13)      (15)
                               -------   -------   -------   -------   -------
Total                          $     1   $    (4)  $   (11)  $    (3)  $   (21)
                               =======   =======   =======   =======   =======



     The sequential increase in the credit to the provision for continuing operations reflects a continued strong credit environment. During the second quarter of 2006, nonperforming loans on a continuing operations basis declined and credit loss recoveries increased.

                                        THE BANK OF NEW YORK COMPANY, INC.
                                                    Loans
                                              (Dollars in millions)

                                        June 30,      March 31,       June 30,
                                          2006           2006           2005
                                    ------------   ------------   ------------
   Margin Loans                     $      5,096   $      5,312   $      6,055
   Non-Margin Loans                       30,554         26,879         26,895
                                    ------------   ------------   ------------
  Loans on a Continuing
    Operations Basis                      35,650         32,191         32,950

   Margin Loans                                -              -              -
   Non-Margin Loans                        7,972          7,863          7,731
                                    ------------   ------------   ------------
  Loans related to Discontinued
    Operations                             7,972          7,863          7,731
                                    ------------   ------------   ------------
Total Loans                         $     43,622   $     40,054   $     40,681
                                    ============   ============   ============

  Allowance for Loan Losses         $        337   $        334   $        463
  Allowance for Lending-Related
    Commitments                              143            140            138
                                    ------------   ------------   ------------
  Allowance for Credit Losses
    on a Continuing Operations Basis         480            474            601
                                    ------------   ------------   ------------
  Allowance for Loan Losses                   80             85             99
  Allowance for Lending-Related
    Commitments                                7              7             10
                                    ------------   ------------   ------------

  Allowance for Credit Losses Related
    to Discontinued Operations                87             92            109
                                    ------------   ------------   ------------
Total Allowance for Credit Losses   $        567   $        566   $        710
                                    ============   ============   ============
Continuing Operations


     The increase in loans primarily reflects the extension of credit to the Company's securities servicing customers.

                                        June 30,      March 31,       June 30,
                                            2006           2006           2005
                                    ------------   ------------   ------------
Continuing Operations
---------------------
Allowance for Loan Losses
  As a Percent of Total Loans               0.95%          1.04%          1.41%
Allowance for Loan Losses
  As a Percent of Non-Margin Loans          1.10           1.24           1.72
Total Allowance for Credit Losses
  As a Percent of Total Loans               1.35           1.47           1.82
Total Allowance for Credit Losses
  As a Percent of Non-Margin Loans          1.57           1.76           2.23

Adjusted
--------
Allowance for Loan Losses
  As a Percent of Total Loans               0.96%          1.05%          1.38%
Allowance for Loan Losses
  As a Percent of Non-Margin Loans          1.08           1.21           1.62
Total Allowance for Credit Losses
  As a Percent of Total Loans               1.30           1.41           1.75
Total Allowance for Credit Losses
  As a Percent of Non-Margin Loans          1.47           1.63           2.05

                                          THE BANK OF NEW YORK COMPANY, INC.
                                               Nonperforming Assets
                                               (Dollars in millions)

                                                              Change      Percent
                                                            6/30/2006 vs.    Inc/
                                    6/30/2006   3/31/2006    3/31/2006      (Dec)
                                    ---------   ---------   -----------   --------
Loans:
     Commercial                     $      10   $      12   $        (2)      (17)%
     Foreign                               10          13            (3)      (23)
                                    ---------   ---------   -----------
Total Nonperforming Loans                  20          25            (5)      (20)
Other Assets Owned                         12           -            12         -
                                    ---------   ---------   -----------
Nonperforming Assets on a
  Continuing Operations Basis              32          25             7        28
                                    ---------   ---------   -----------
Nonperforming Assets Related to
  Discontinued operations                  42          41             1         2
                                    ---------   ---------   -----------
Total Nonperforming Assets          $      74   $      66   $         8        12
                                    =========   =========   ===========

Continuing Operations
---------------------
Nonperforming Assets Ratio                0.1%        0.1%
Allowance for Loan
   Losses/Nonperforming Loans           1,685       1,336
Allowance for Loan
   Losses/Nonperforming Assets          1,053       1,336
Total Allowance for Credit
   Losses/Nonperforming Loans           2,400       1,896
Total Allowance for Credit
   Losses/Nonperforming Assets          1,500       1,896

Adjusted
--------
Nonperforming Assets Ratio                0.2%        0.2%
Allowance for Loan
   Losses/Nonperforming Loans             673         635
Allowance for Loan
   Losses/Nonperforming Assets            564         635
Total Allowance for Credit
   Losses/Nonperforming Loans             915         858
Total Allowance for Credit
   Losses/Nonperforming Assets            766         858




     The sequential quarter increase in nonperforming assets primarily reflects the buyout of debt associated with a lease on an aircraft that is being positioned for sale as part of a workout strategy.

                                                    APPENDIX I
                                              Supplemental Information
                                                  (Page 1 of 7)

                                       THE BANK OF NEW YORK COMPANY, INC.
                                       Consolidated Statements of Income
                               (Dollars in millions, except per share amounts)
                                                  (Unaudited)

                                          Quarter Ended June 30, 2006
                                 --------------------------------------------

                                 Continuing       Discontinued   Adjusted
                                 Operations       Operations     Results(1)
                                 ------------     ------------   ------------

Net Interest Income                   $ 358          $ 154       $ 512
-------------------
Provision for Credit Losses              (1)             1           -
                                      -----          -----       -----
Net Interest Income After
    Provision for
      Credit Losses                     359            153         512
                                      -----          -----       -----
Noninterest Income
------------------
Servicing Fees
 Securities                             909              -         909
 Global Payment Services                 63              7          70
                                      -----          -----       -----
                                        972              7         979
Private Banking and
  Asset Management Fees                 138             12         150
Service Charges and Fees                 53             38          91
  Trading Activities                    130              2         132
Securities Gains                         23              -          23
Other                                    50              1          51
                                      -----          -----       -----
    Total Noninterest Income          1,366             60       1,426
                                      -----          -----       -----
Noninterest Expense
-------------------
Salaries and Employee Benefits          656             67         723
Net Occupancy                            68             18          86
Furniture and Equipment                  48              2          50
Clearing                                 53              -          53
Sub-custodian Expenses                   36              -          36
Software                                 53              -          53
Communications                           22              1          23
Amortization of Intangibles              15              -          15
Other                                   183             26         209
                                      -----          -----       -----
    Total Noninterest Expense         1,134            114       1,248
                                      -----          -----       -----
Income Before Income Taxes              591             99         690
Income Taxes                            200             42         242
                                      -----          -----       -----
Net Income                            $ 391          $  57       $ 448
----------                            =====          =====       =====

Diluted Earnings Per Share            $0.52          $0.07       $0.59


Notes:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.


                                                     APPENDIX I
                                              Supplemental Information
                                                   (Page 2 of 7)

                                       THE BANK OF NEW YORK COMPANY, INC.
                                       Consolidated Statements of Income
                                (Dollars in millions, except per share amounts)
                                                 (Unaudited)

                                          Quarter Ended June 30, 2005
                                 --------------------------------------------

                                 Continuing       Discontinued   Adjusted
                                 Operations       Operations     Results(1)
                                 ------------     ------------   ------------

Net Interest Income                   $ 329          $ 141       $ 470
-------------------
Provision for Credit Losses              (3)             8           5
                                      -----          -----       -----
Net Interest Income After
    Provision for
      Credit Losses                     332            133         465
                                      -----          -----       -----
Noninterest Income
------------------
Servicing Fees
 Securities                             775              -         775
 Global Payment Services                 67              9          76
                                      -----          -----       -----
                                        842              9         851
Private Banking and
  Asset Management Fees                 112             11         123
Service Charges and Fees                 64             39         103
Foreign Exchange and Other
  Trading Activities                    101              2         103
Securities Gains                         23              -          23
Other                                    52              1          53
                                      -----          -----       -----
    Total Noninterest Income          1,194             62       1,256
                                      -----          -----       -----
Noninterest Expense
-------------------
Salaries and Employee Benefits          581             59         640
Net Occupancy                            65             17          82
Furniture and Equipment                  49              2          51
Clearing                                 42              -          42
Sub-custodian Expenses                   24              -          24
Software                                 55              -          55
Communications                           21              1          22
Amortization of Intangibles              10              -          10
Other                                   174             23         197
                                      -----          -----       -----
    Total Noninterest Expense         1,021            102       1,123
                                      -----          -----       -----
Income Before Income Taxes              505             93         598
Income Taxes                            162             38         200
                                      -----          -----       -----
Net Income                            $ 343          $  55       $ 398
----------                            =====          =====       =====

Diluted Earnings Per Share            $0.45          $0.07       $0.52


Notes:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.

                                                 APPENDIX I
                                          Supplemental Information
                                               (Page 3 of 7)

                                     THE BANK OF NEW YORK COMPANY, INC.
                                     Consolidated Statements of Income
                              (Dollars in millions, except per share amounts)
                                                (Unaudited)


                                         Quarter Ended March 31, 2006
                                 --------------------------------------------
                                 Continuing       Discontinued   Adjusted
                                 Operations       Operations     Results(1)
                                 ------------     ------------   ------------

Net Interest Income                   $ 339          $ 149         $ 488
-------------------
Provision for Credit Losses               -              5             5
                                      -----          -----         -----
Net Interest Income After
    Provision for
      Credit Losses                     339            144           483
                                      -----          -----         -----
Noninterest Income
------------------
Servicing Fees
 Securities                             831              -           831
 Global Payment Services                 62              8            70
                                      -----          -----         -----
                                        893              8           901
Private Banking and
  Asset Management Fees                 130             11           141
Service Charges and Fees                 52             37            89
Foreign Exchange and Other
  Trading Activities                    113              2           115
Securities Gains                         17              -            17
Other                                    56             13            69
                                      -----          -----         -----
    Total Noninterest Income          1,261             71         1,332
                                      -----          -----         -----
Noninterest Expense
-------------------
Salaries and Employee Benefits          604             64           668
Net Occupancy                            68             20            88
Furniture and Equipment                  51              2            53
Clearing                                 50              -            50
Sub-custodian Expenses                   34              -            34
Software                                 55              1            56
Communications                           26              1            27
Amortization of Intangibles              13              -            13
Other                                   164             25           189
                                      -----          -----         -----
    Total Noninterest Expense         1,065            113         1,178
                                      -----          -----         -----
Income Before Income Taxes              535            102           637
Income Taxes                            175             40           215
                                      -----          -----         -----
Net Income                            $ 360          $  62         $ 422
----------                            =====          =====         =====

Diluted Earnings Per Share            $0.47          $0.08         $0.55


Notes:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.


                                                              APPENDIX I
                                                       Supplemental Information
                                                            (Page 4 of 7)

                                                    THE BANK OF NEW YORK COMPANY, INC.
                                                      Consolidated Statements of Income
                                               (Dollars in millions, except per share amounts)
                                                                 (Unaudited)

                                                             Adjusted Results(1)
                                 -------------------------------------------------------------------
                                                  Quarter Ended                  6/30/06    6/30/06
                                    June 30,         June 30,     March 31,         vs.        vs.
                                      2006             2005         2006         6/30/05    3/31/06
                                 -----------      -------------   ---------     ---------  ---------

Net Interest Income                   $ 512          $ 470         $ 488             9%         5%
-------------------
Provision for Credit Losses               -              5             5
                                      -----          -----         -----
Net Interest Income After
    Provision for
      Credit Losses                     512            465           483            10          6
                                      -----          -----         -----
Noninterest Income
------------------
Servicing Fees
 Securities                             909            775           831            17          9
 Global Payment Services                 70             76            70            (8)         -
                                      -----          -----         -----
                                        979            851           901            15          9
Private Banking and
  Asset Management Fees                 150            123           141            22          6
Service Charges and Fees                 91            103            89           (12)         2
Foreign Exchange and Other
  Trading Activities                    132            103           115            28         15
Securities Gains                         23             23            17             -         35
Other                                    51             53            69            (4)       (26)
                                      -----          -----         -----
    Total Noninterest Income          1,426          1,256         1,332            14          7
                                      -----          -----         -----
Noninterest Expense
-------------------
Salaries and Employee Benefits          723            640           668            13          8
Net Occupancy                            86             82            88             5         (2)
Furniture and Equipment                  50             51            53            (2)        (6)
Clearing                                 53             42            50            26          6
Sub-custodian Expenses                   36             24            34            50          6
Software                                 53             55            56            (4)        (5)
Communications                           23             22            27             5        (15)
Amortization of Intangibles              15             10            13            50         15
Other                                   209            197           189             6         11
                                      -----          -----         -----
    Total Noninterest Expense         1,248          1,123         1,178            11          6
                                      -----          -----         -----
Income Before Income Taxes              690            598           637            15          8
Income Taxes                            242            200           215            21         13
                                      -----          -----         -----
Net Income                            $ 448          $ 398         $ 422            13          6
----------                            =====          =====         =====

Diluted Earnings Per Share            $0.59          $0.52         $0.55            13          7


Notes:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.

                                                            APPENDIX I
                                                   Supplemental Information
                                                         (Page 5 of 7)

                                               THE BANK OF NEW YORK COMPANY, INC.
                                               Consolidated Statements of Income
                                        (Dollars in millions, except per share amounts)
                                                          (Unaudited)



                                                    Six Months Ended June 30,
                              ----------------------------------------------------------------------
                                                              2006          2005           6/30/06
                              Continuing       Discontinued   Adjusted      Adjusted         vs.
                              Operations       Operations     Results(1)    Results(1)     6/30/05
                              ------------     ------------   ----------    ----------    ----------

Net Interest Income                $ 697          $ 303       $1,000         $ 925              8%
-------------------
Provision for Credit Losses           (1)             6            5            (5)          (200)
                                   -----          -----       ------         -----
Net Interest Income After
    Provision for
      Credit Losses                  698            297          995           930              7
                                   -----          -----       ------         -----
Noninterest Income
------------------
Servicing Fees
 Securities                        1,740              -        1,740         1,525             14
 Global Payment Services             125             15          140           151             (7)
                                   -----          -----       ------         -----
                                   1,865             15        1,880         1,676             12
Private Banking and
  Asset Management Fees              268             23          291           245             19
Service Charges and Fees             105             75          180           195             (8)
Foreign Exchange and Other
  Trading Activities                 243              4          247           199             24
Securities Gains                      40              -           40            35             14
Other                                106             14          120            84             43
                                   -----          -----       ------         -----
    Total Noninterest Income       2,627            131        2,758         2,434             13
                                   -----          -----       ------         -----
Noninterest Expense
-------------------
Salaries and Employee Benefits     1,260            131        1,391         1,258             11
Net Occupancy                        136             38          174           160              9
Furniture and Equipment               99              4          103           103              -
Clearing                             103              -          103            88             17
Sub-custodian Expenses                70              -           70            47             49
Software                             108              1          109           108              1
Communications                        48              2           50            45             11
Amortization of Intangibles           28              -           28            18             56
Other                                347             51          398           373              7
                                   -----          -----       ------         -----
    Total Noninterest Expense      2,199            227        2,426         2,200             10
                                   -----          -----       ------         -----
Income Before Income Taxes         1,126            201        1,327         1,164             14
Income Taxes                         375             82          457           387             18
                                   -----          -----       ------         -----
Net Income                         $ 751          $ 119        $ 870         $ 777             12
----------                         =====          =====        =====         =====

Diluted Earnings Per Share         $0.98          $0.15        $1.13         $1.00             13


Notes:
(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.



                                                  APPENDIX I
                                           Supplemental Information
                                                (Page 6 of 7)

                                      THE BANK OF NEW YORK COMPANY, INC.
                                      Consolidated Statements of Income
                                (Dollars in millions, except per share amounts)
                                                     (Unaudited)



                                          Six Months Ended June 30, 2005
                                 --------------------------------------------
                                                                 2005
                                   Continuing     Discontinued   Adjusted
                                   Operations     Operations     Results(1)
                                 -------------    -------------  ------------

Net Interest Income                   $ 650          $ 275       $ 925
-------------------
Provision for Credit Losses             (20)            15          (5)
                                      -----          -----       -----
Net Interest Income After
    Provision for
      Credit Losses                     670            260         930
                                      -----          -----       -----
Noninterest Income
------------------
Servicing Fees
 Securities                           1,525              -       1,525
 Global Payment Services                133             18         151
                                      -----          -----       -----
                                      1,658             18       1,676
Private Banking and
  Asset Management Fees                 224             21         245
Service Charges and Fees                118             77         195
Foreign Exchange and Other
  Trading Activities                    193              6         199
Securities Gains                         35              -          35
Other                                    82              2          84
                                      -----          -----       -----
    Total Noninterest Income          2,310            124       2,434
                                      -----          -----       -----
Noninterest Expense
-------------------
Salaries and Employee Benefits        1,138            120       1,258
Net Occupancy                           124             36         160
Furniture and Equipment                  98              5         103
Clearing                                 88              -          88
Sub-custodian Expenses                   47              -          47
Software                                107              1         108
Communications                           43              2          45
Amortization of Intangibles              18              -          18
Other                                   329             44         373
                                      -----          -----       -----
    Total Noninterest Expense         1,992            208       2,200
                                      -----          -----       -----
Income Before Income Taxes              988            176       1,164
Income Taxes                            317             70         387
                                      -----          -----       -----
Net Income                            $ 671          $ 106       $ 777
----------                            =====          =====       =====

Diluted Earnings Per Share            $0.86          $0.14       $1.00


Notes:

(1) Adjusted results combine continuing and discontinued operations to provide continuity with historical results.


                                                                APPENDIX I
                                                          Supplemental Information
                                                               (Page 7 of 7)


                                                  THE BANK OF NEW YORK COMPANY, INC.
                                                      Consolidated Balance Sheets
                                                               (In millions)
                                                                (Unaudited)



                                            June 30, 2006                        December 31, 2005
                            -------------------------------------    -------------------------------------
                            Continuing    Discontinued               Continuing   Discontinued
                            Operations    Operations     Adjusted    Operations   Operations      Adjusted
                            ----------    ------------   --------    ----------   ------------    --------
Assets
------
Cash and Due from Banks      $  3,010      $   609      $  3,619     $  2,882      $      633  $     3,515
Interest-Bearing
 Deposits in Banks             11,978            -        11,978        8,644               -        8,644
Securities                     27,355          104        27,459       27,218             108       27,326
Trading Assets
 at Fair Value                  6,065            -         6,065        5,930               -        5,930
Federal Funds Sold and
  Securities Purchased
  Under Resale Agreements       2,235            -         2,235        2,425               -        2,425
Loans                          35,313        7,892        43,205       32,601           7,714       40,315
Premises and Equipment            963          112         1,075          960             100        1,060
Due from Customers
  on Acceptances                  210           23           233          212              21          233
Accrued Interest Receivable       394           32           426          363              28          391
Goodwill                        3,784          109         3,893        3,510             109        3,619
Intangible Assets                 885            -           885          811               -          811
Other Assets                    7,743           65         7,808        7,710              95        7,805
                             --------      -------      --------     --------      ----------   ----------
     Total Assets            $ 99,935      $ 8,946      $108,881     $ 93,266      $    8,808   $  102,074
                             ========      =======      ========     ========      ==========   ==========
Liabilities and
  Shareholders' Equity
----------------------
Deposits                     $ 56,741      $13,678      $ 70,419     $ 49,787      $   14,637   $   64,424
Federal Funds Purchased
  and Securities Sold Under
  Repurchase Agreements         1,177            -         1,177          834               -          834
Trading Liabilities             2,938            -         2,938        2,401               -        2,401
Payables to Customers
  and Broker-Dealers            6,638            -         6,638        8,623               -        8,623
Other Borrowed Funds            1,026            -         1,026          860               -          860
Acceptances Outstanding           210           26           236          212              23          235
Accrued Taxes
  and Other Expenses            3,864            8         3,872        4,123               1        4,124
Accrued Interest Payable          192           11           203          172               -          172
Other Liabilities               4,101            8         4,109        2,697              11        2,708
Long-Term Debt                  8,207            -         8,207        7,817               -        7,817
                             --------      -------      --------     --------      ----------   ----------
     Total Liabilities         85,094       13,731        98,825       77,526          14,672       92,198
                             --------      -------      --------     --------      ----------   ----------
Shareholders' Equity           10,056            -        10,056        9,876               -        9,876
                             --------      -------      --------     --------      ----------   ----------
     Total Liabilities and
       Shareholders' Equity  $ 95,150      $13,731      $108,881     $ 87,402      $   14,672   $  102,074
                             ========      =======      ========     ========      ==========   ==========

----------------------------------------------------------------------------------------------------------
Note: The balance sheet at December 31, 2005 has been derived from the audited financial statements at that date.